Inland American 2009 Year End Update




Publix
ENTRANCE





Inland American
REAL ESTATE TRUST, INC.

www.inland-american.com
April 2010

Forward Looking Statements

This presentation may contain forward-looking statements. Forward-looking statements are statements that are not historical, including statements regarding management's intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as "believe," "expect," "anticipate," "intend," "estimate," "may," "will," "should" and "could." We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward looking statements involve numerous risks and uncertainties that could cause actual results to be materially different from those set forth in the forward looking statements. These risks are outlined more particularly in our annual report on Form 10-K for the year ended December 31, 2009 and include but are not limited to:

- Our investment policies and strategies are very broad and permit us to invest in any type of commercial real estate
- We may borrow up to 300% of our net assets, and principal and interest payments will reduce the funds available for distribution
- Our business manager could recommend investments in an attempt to increase its fees because the fees paid to it are based upon a percentage of our invested assets and, in certain cases, the purchase price for these assets
- We pay significant fees to our business manager, property managers and other affiliates of IREIC
- We have a limited operating history
- We do not expect to list our shares in the near future
- You will not have the opportunity to evaluate our investments before we make them because we have not identified all of the specific assets that we will acquire in the future
- Employees of our business manager, property managers and two of our directors are also employed by IREIC or its affiliates and face competing demands for their time and service and may have conflicts in allocating their time to our business
- We rely on our business manager and property managers to manage our business and assets
- We may not continue to qualify as a REIT
- Our articles limit a person from owning more than 9.8% of our common stock without prior approval of our board

This material is neither an offer to sell nor the solicitation of an offer to buy any security, which can be made only by the prospectus which as been filed or registered with appropriate state and federal regulatory agencies. Any representation to the contrary is unlawful.

The companies depicted in the photographs herein may have proprietary interests in their trade names and trademarks and nothing herein shall be considered to be an endorsement, authorization or approval of Inland American by the companies. Further, none of these companies are affiliated with Inland American in any manner.

The Inland Real Estate Group of Companies, Inc.

As of December 31, 2009

Inland affiliates or related parties have:

- Raised more than $**17.9 billion** from investment product sales to over
- **344,000** investors
- Completed **416** programs**[1]**
- No completed program has paid total distributions less than the total contributed capital
- Inland American is one of five REITs sponsored by an affiliate of The Inland Real Estate Group of Companies, Inc. ("Inland")

Inland American REAL ESTATE TRUST, INC.

[1] As of December 31, 2009, Inland had completed 416 programs, comprised of 410 public and private limited partnerships, five 1031 exchange programs and one public REIT. A program is considered completed at the time it no longer owns assets.

Inland American Portfolio Diversification: Geographic & Asset

- Owns a diverse portfolio of core commercial real estate including:
  - Retail
  - Lodging
  - Office
  - Industrial and Public Properties
  - Multi-Family/Student Housing

- Investments in joint ventures, development projects, real estate loans and marketable securities

Strategy

Generate Sustainable and Predictable Cash Flow for Distribution

- Cash flow from operations (properties), marketable securities, notes receivable and joint venture investments are where the cash flow comes from to pay our dividend
- Continue to lease space at favorable rental rates
- Control property level operating expenses to ensure the highest rental increases possible
- Preserve strong tenant relationships
- Anticipate and plan for tenant lease renewals

Maximize Long-Term Stockholder Value

- Invest in real estate assets that produce attractive current yields and long-term adjusted returns
- Focus on preservation of capital
- Manage debt maturities and leverage ratios
- Maintain strong cash position

A Diverse Strategy Balances Risk Exposure

As of December 31, 2009

Investment Allocation - $11.3B*


Core Assets – 81%
Retail – 35%
Lodging – 27%
Office – 20%
Industrial – 10%
Multi-Family – 8%
Total Assets $11.3B
Joint Ventures – 4%
Notes Receivable – 4%
Development – 3%
Cash & Other Assets – 6%
Marketable Securities – 2%

Inland American REAL ESTATE TRUST, INC.

*Figure includes offering proceeds and debt. Approximate book value as of December 31, 2009.

Current Portfolio

- 952 properties
- 9,481 multi-family units
- 15,121 lodging rooms

Multi-Family	Industrial	Office	Lodging	Retail
27 Properties	65 Properties	40 Properties	99 Properties	713 Properties
8 States	18 States	18 States	23 States + Dist. of Col.	32 States + Dist. Of Col.
9,481 Units	15.7M Square Feet	10.1M Square Feet	15,121 Rooms	16.6M Square Feet



Washington
Oregon
California
Nevada
Idaho
Montana
Wyoming
Utah
Colorado
Arizona
New Mexico
North Dakota
South Dakota
Nebraska
Kansas
Oklahoma
Texas
Minnesota
Iowa
Missouri
Arkansas
Louisiana
Wisconsin
Illinois
Michigan
Indiana
Ohio
Kentucky
Tennessee
Mississippi
Alabama
Georgia
Florida
South Carolina
North Carolina
Virginia
West Virginia
Pennsylvania
New York
Maine
VT
NH
Mass.
CT
RI
NJ
MD
DE
Less than 1 MSF
+1 - 5 MSF
More than 5 MSF
Texas
103 Properties
9,837,182 SF

Inland American REAL ESTATE TRUST, INC.

Owns directly or indirectly through joint ventures.

As of December 31, 2009

Top 10 Tenants: 70% Are Investment Grade

Sorted by Annualized Base Rent

As of December 31, 2009

Tenant Name	Rating*	Type	% of Total Annualized Income	% of Total SF
SunTrust Banks	BBB+	Retail/Office	9.4%	4.5%
AT&T, Inc.	A	Office	7.8%	7.0%
RBS Citizens, NA	A-	Retail	3.5%	2.0%
Sanofi-Aventis U.S. Inc.	AA-	Office	2.8%	1.5%
United Healthcare Services, Inc.	NR	Office	2.7%	2.4%
C&S Wholesalers Grocers, Inc.	Private	Industrial	2.5%	6.0%
VersaCold	NR	Industrial	2.2%	3.8%
Shop Rite Supermarkets	BBB	Retail	1.8%	1.2%
Cornell Corrections	B+	Industrial	1.8%	.6%
Select Medical Facilities**	B2	Office	1.7%	.5%

*Ratings according to Standard and Poors.
**Rating according to Moody's Investor Services

Retail Portfolio

- 713 Properties
- 16.6M SF
- 32 States + Dist. of Columbia

As of December 31, 2009

Core Property Allocation



Lodging
$2.5B
27%
Retail
$3.2B
35%
Multi-Family
$747M
8%
Office
$1.9B
20%
Industrial
$921M
10%

Retail Portfolio Overview

- 93% Occupancy (economic)
- 69% of the portfolio is anchored by necessity-based retailers (grocery, drug, etc.)
- 65% of the portfolio is multi-tenant, 35% is single tenant with long-term stable rents
- 22% of the portfolio is located in Texas which has demonstrated economic resiliency

Lease Expiration Schedule



100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
4.1% 2010
5.1% 2011
9.6% 2012
4.0% 2013
9.0% 2014
9.7% 2015

Retail News

<u>Sales rose in all categories</u>

Luxury sector overall **climbed 14.2%**

Apparel stores **gaining 12.8%**

Discounters enjoyed a **10.7% rise**

Wholesale Clubs (excluding fuel sales) **rose 3.5%**

<u>Change Over March 2009</u>

Cato up **24.2%**

Kohl's up **22.5%**

Drugstores up **1.7%**

Limited up **15%**

Ross Stores up **14%**

Gap up **11 %**

JCPenney up **5.4%**

TJX up **12%**

Target up **10.3%**

International Council on Shopping Centers, SCTWeek, 4/9/10

Retail News

- "Retail Sales Outlook Shows Positive Growth, Continued Improvement"
  - National Retail Federation 4/12/2010
- "Spring Returns to Retailer's Step"
  - Wall Street Journal 4/6/2010
- "U.S. Consumers Send Signals of Renewed Interest in Shopping"
  - Financial Times 3/31/2010
- "March Retail Sales Surprise, Delight Industry"
  - Bloomburg Business Week 4/6/2010

Necessity Based Retail Centers


Publix
ENTRANCE

Paradise Shoppes of Largo — Largo, FL


Tom Thumb

Heritage Heights — Grapevine, TX


Kroger

Thomas Crossroads — Newnan, GA


GNC
LOTUS SALON
SUBWAY

Alcoa Exchange — Bryant, AR


STAR NAILS
The UPS Store
Edward Jones

The Highlands — Flower Mound, TX

Power Based Retail Centers


BED BATH &
BEYOND

Riverstone SC Missouri City,


BEST
BUY

Washington Park Plaza Homewood, IL


KOHL'S

Dothan Pavilion Dothan, AL


T·J·maxx
maurices

Poplin Place Monroe,


OLD NAVY

Lord Salisbury Center Salisbury, MD

Inland American
REAL ESTATE TRUST, INC.

Industrial Portfolio

- 65 Properties
- 15.7M SF
- 18 States

As of December 31, 2009

Core Property Allocation



Lodging
$2.5B
27%
Retail
$3.2B
35%
Multi-Family
$747M
8%
Office
$1.9B
20%
Industrial
$921M
10%

Industrial Portfolio Overview

- 96% Occupancy (economic)
- 97% of the portfolio is leased by single tenants with long-term stable rents
- 58% of the portfolio's tenants are investment-grade rated, or serve necessity-based consumer needs

Lease Expiration Schedule



100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
6.5%
2010
8.4%
2011
11.8%
2012
7.9%
2013
1.3%
2014
4.1%
2015

Home Depot Rapid Deployment Center

Macalla, AL


Home Depot
6400

Thermo Process Center

Sugarland, TX





Inland American REAL ESTATE TRUST, INC.

Office Portfolio

- 40 Properties
- 10.1M SF
- 18 States

As of December 31, 2009

Core Property Allocation



Lodging
$2.5B
27%
Retail
$3.2B
35%
Multi-Family
$747M
8%
Office
$1.9B
20%
Industrial
$921M
10%

Office Portfolio Overview

- 96% Occupancy (economic)
- 72% of the portfolio is occupied by single tenants with long-term stable rents

Lease Expiration Schedule



100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
2.6%
2010
5.4%
2011
2.9%
2012
6.0%
2013
3.2%
2014
3.1%
2015

Inland American
REAL ESTATE TRUST, INC.

Worldgate Plaza

Herndon, VA



Inland American REAL ESTATE TRUST, INC.

AT&T Center

St. Louis, MO







Inland American
REAL ESTATE TRUST, INC.

Multi-Family Portfolio

(Includes Student Housing)

- 27 Properties
- 9,481 Units
- 8 States

As of December 31, 2009

Core Property Allocation



Lodging
$2.5B
27%
Retail
$3.2B
35%
Multi-Family
$747M
8%
Office
$1.9B
20%
Industrial
$921M
10%

Multi-Family Portfolio Overview

- 84% Occupancy (economic)
- The portfolio has grown to 6,832 apartment units, and2,649 student housing beds since 2006
- 64% of the portfolio is located in the Houston and Oklahoma City metropolitan areas, both of which have demonstrated economic resiliency

Revenue to Total Units Owned



Total Revenue (000's)
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
Units / Beds
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
256
2,598
6,348
9,481
2006
2007
2008
2009

Inland American REAL ESTATE TRUST, INC.

The Landings

Webster, TX



Inland American
REAL ESTATE TRUST, INC.

The Radian
(Student Housing)

Philadelphia, PA



Inland American
REAL ESTATE TRUST, INC.

Lodging Portfolio

- 99 Properties
- 15,121 Rooms
- 23 States and District of Columbia

As of December 31, 2009

Core Property Allocation



Lodging
$2.5B
27%
Retail
$3.2B
35%
Multi-
Family
$747M
8%
Office
$1.9B
20%
Industrial
$921M
10%

Multi-Family Portfolio Overview

- 65% Occupancy (55% occupancy for industry peers)
- 48% of the portfolio is branded by Marriott, 40% is branded by Hilton.
- 40% of the portfolio is moderately accommodations including Hilton Garden Inn & Courtyard by Marriott

Historical Revenue/Available Room & Average Daily Rate



$140
$120
$100
$80
$60
$40
$20
$0
$79
$117
$89
$129
$75
$115
2007
2008
2009
Revenue/Available Room
Average Daily Rate

Inland American REAL ESTATE TRUST, INC.

Hyatt Regency Orange County

Anaheim, CA


HYATT


HYATT

Marriott Woodlands Hotel and Convention Center

The Woodlands, TX



Inland American
REAL ESTATE TRUST, INC.

2010 Maturing Loans
(in thousands)

Mortgage Debt Maturing [1]	$ 421,000
Refinanced	(11,000)
Exercised Extension Options	(200,000)
Contractual Extension Options	(47,000)
Under Commitment	(73,000)
Remaining Debt Currently Being Marketed (Maturities in 2nd Half of 2010)	(90,000)

All amounts represent loan balances set to mature as of 12/31/09, excluding amortization.
Loan status as of 4/8/2010.

(1) Does not include consolidated development debt.

Inland American REAL ESTATE TRUST, INC.

Debt Maturities


$6B
$5B
$4B
$3B
$2B
$1B
$0
2011
2012
2013
2014
2015

	2011	2012	2013	2014	2015
Debt Maturities	$647M	$389M	$738M	$264M	$368M
Percentage of Total Assets	5.7%	3.4%	6.5%	2.3%	3.3%

Inland American
REAL ESTATE TRUST, INC.

Does not include consolidated development debt.

Significant Accomplishments

- Total income of $1.2B including interest and dividends
- Distribution per share $.50 cents for the year ($405M)
- Addressed virtually all of 2010 debt maturities as of 12/31/09, having retired, refinanced, or secured new financing for approximately $331 million
- Selectively acquired approx $1B of high quality commercial real estate in 2009 and $500 million in the first quarter of 2010
- Maintained strong occupancy results throughout our portfolio, despite the current economic realities that have impacted commercial real estate owners
- First quarter 2010 has shown an increase in leasing activity with 90 signed leases across the portfolio